UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 20, 2004

                                RAMP CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      0-24768                  84-1123311
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


     33 Maiden Lane, New York, NY                                 10038
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 440-1500
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              (Registrant's Telephone Number, Including Area Code)



     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On July 20, 2004, Ramp Corporation (the "Company") issued a press release announcing that it's wholly owned subsidiary HealthRamp has verified better than expected preliminary results from its U.S. electronic prescribing pilot project with Celltech Pharmaceuticals, Inc. A copy of that press release is attached to this Form 8-K as Exhibit 99.1


                               S I G N A T U R E
                               -----------------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     RAMP CORPORATION


                                            By:    /s/ Andrew Brown
                                                   -----------------------------
Date: July 20, 2004                         Name:  Andrew Brown
                                            Title: Chief Executive Officer and
                                                   President

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------
99.1            Press release of the Company dated July 20, 2004.